                                                                   Exhibit 99.10

BAFC 05-2 - PRICE/YIELD - 1A10

Balance         $2,934,000.00     Delay           24            WAC(1)    5.92626     WAM(1)        356
Coupon          5.5               Dated           3/1/2005      NET(1)    5.66876     WALA(1)         3
Settle          3/31/2005         First Payment   4/25/2005

Price                                        1                  2                 3                  4                 5
                                         Yield              Yield             Yield              Yield             Yield

                   98-08.000             5.661              5.663             5.694              5.817             5.960
                   98-09.000             5.658              5.660             5.691              5.811             5.951
                   98-10.000             5.656              5.658             5.688              5.805             5.942
                   98-11.000             5.654              5.656             5.685              5.800             5.933
                   98-12.000             5.652              5.654             5.682              5.794             5.924
                   98-13.000             5.649              5.651             5.679              5.788             5.915
                   98-14.000             5.647              5.649             5.676              5.782             5.906
                   98-15.000             5.645              5.647             5.673              5.776             5.896
                   98-16.000             5.643              5.644             5.670              5.770             5.887
                   98-17.000             5.640              5.642             5.667              5.765             5.878
                   98-18.000             5.638              5.640             5.664              5.759             5.869
                   98-19.000             5.636              5.638             5.661              5.753             5.860
                   98-20.000             5.634              5.635             5.658              5.747             5.851

       Spread @ Center Price                82                 82               102                149               186
                         WAL            29.408             27.852            16.802              6.661             3.966
                    Mod Durn             14.13              13.82             10.53               5.42              3.46
            Principal Window     Apr34 - Dec34      May31 - Dec34     Feb18 - Dec34      Apr11 - Oct12     Dec08 - May09

                    CMT_10YR             4.523              4.523             4.523              4.523             4.523
                      Prepay             0 PSA            100 PSA           300 PSA            500 PSA           800 PSA
         Optional Redemption           Call (N)           Call (N)          Call (N)           Call (N)          Call (N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR  30YR
                             Yld 3.068 3.711 3.903 4.175 4.523 4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the
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